RESPONSE  DUE  DECEMBER  31,  1997
		===================================


                                                  November  26,  1997

PERSONAL  AND  HIGHLY  CONFIDENTIAL
-----------------------------------

Potential  Fiscal  1998  Bonus  Plan  Participants

     DEFERRAL  OF  POTENTIAL  FISCAL  1998  BONUS  AWARD
     ---------------------------------------------------

The Deferred Compensation Plan for Key Employees gives you the opportunity to defer all or a portion of your annual cash bonus, subject to the approval of the Human Resources Committee of the Board of Directors. In general, deferring compensation has the advantage of postponing payment of tax and of allowing any earnings on the deferred amount to accumulate free of tax until distributed. To protect the tax status of the 1998 bonus deferral program, you must:

-        Decide now whether to defer all or part of any 1998 annual cash bonus you  might  receive,  and
- Promptly return the enclosed election form. IF YOUR ELECTION FORM IS NOT RECEIVED BY DECEMBER 31, 1997, YOU WILL NOT BE ABLE TO DEFER ANY 1998 ANNUAL BONUS AWARD.

Deferral  Options  for  1998:
-----------------------------
You  may  choose  from  three  deferral  accounts:
-          Equity  Option,  which  features  a  25%  COMPANY  MATCH
     (note:    match  may  not  be  offered  every  year);
-          Short-Term  Variable  Interest  Option  (payable in January, 1999);
-          Variable  Interest  Option.

Special  Reminders:
-------------------
In making your election, please refer to the enclosed Deferred Compensation Plan for Key Employees Prospectus, dated November 26, 1997. Also refer to Attachment 1, Factors to Consider. You should keep in mind that YOUR ELECTION
                                                                 -------------
TO  DEFER  MAY  NOT  BE  CHANGED.
---------------------------------

You are given the opportunity to transfer your deferrals (other than the match) between the Equity and Variable Interest accounts. Transfers are offered twice a year (June and December).

PLEASE RETURN ONE COPY OF THE 1998 BONUS DEFERRAL ELECTION FORM, ATTACHMENT 2, BY DECEMBER 31, 1997 WHETHER OR NOT YOU REQUEST A DEFERRAL. A duplicate form
                      --------------------------------------
is enclosed for your records. If you request a deferral, it will be considered for 1998 annual bonus awards only. AS WITH ALL CORRESPONDENCE INVOLVING EXECUTIVE COMPENSATION, PLEASE TREAT THIS MATERIAL WITH THE UTMOST CONFIDENTIALITY.

If you have any questions, please feel free to call the Corporate Compensation Department at extension 1918 or 5888.


                    Corporate Compensation Department - 1A

                      November 26, 1997     Attachment 1
                              FACTORS TO CONSIDER
                              ===================

Equity  Match:
-------------
- Deferrals to the Equity Option will be credited with a 25% COMPANY MATCH FOR 1998
-          The  company  match  may  not  be  offered  every  year
-       The 5-year deferral requirement of Company-Matching deferrals has been
                                                                      --- ----
eliminated
 ---------
-          Participant  will  become  fully vested in the Company     Matching
Deferrals  upon  termination  if:
           -----------------
     -          participant  has  attained  age  50;  or
     -          participant  is  involuntarily  terminated  at  any  age.
-          Company  Matching  Deferrals  are  forfeited  in  the  event:
     -          participant  is  terminated  for  cause  at  any  age;  or
     -          participant  voluntarily  terminates  prior  to  age  50;  or
     - participant engages in competition with the company within 2 years after termination prior to age 55.

Transfers:
---------
-          Available  on  amounts  deferred  for  at  least  one  year.
-        Limited to transfers between Equity and (Long-Term) Variable Interest
Accounts.
- Does not apply to the Fixed Benefit Option or Company Matching Deferral Accounts.
-          Can  be  made  twice  a  year  (June  and  December).

Under present Federal and state income tax laws, you will not be taxed on any deferral amounts until you actually receive payments of cash or delivery of stock at which time amounts received would be taxed as ordinary income in the year received. If you are subject to the income tax laws of a foreign country, you should consult your personal tax advisor regarding the proper tax treatment.

Since deferred compensation is subject to the Medicare Hospital Insurance (HI) Tax (1.45%), as well as Social Security Tax if the earnings limit has not been met (6.2%), THE TAX(ES) ATTRIBUTABLE TO YOUR ANNUAL BONUS DEFERRAL WILL BE WITHHELD FROM YOUR NOVEMBER 1998 PAYCHECK, along with the applicable tax(es) attributable to your nondeferred compensation received in November. Bonus
                        -----------
deferrals  are  counted  as  taxable  earnings only for Social Security and/or
                                               ----
Medicare HI Tax in the year in which the bonuses are deferred. In addition, IRS rules require that HI Tax be withheld on Company Matching deferrals no longer subject to a substantial risk of forfeiture, which under the amended Plan terms would occur on or after a participant's attainment of age 50. The tax will be withheld from such participant's December paycheck. More information will be sent to applicable participants.

The Administrative Retirement plan definition of "final average earnings" includes deferred compensation. Therefore, under the terms of that plan, your pension will be calculated to include deferred bonuses.

If you are a participant in the Savings Investment Plan ("SIP"), any bonus deferred into the Equity or Variable Interest Options will not be included in
                                                            ---
your compensation for purposes of computing your SIP contribution or the Company matching SIP contribution. PLEASE NOTE, HOWEVER, that your SIP contributions ARE DEDUCTED from the Short-Term Variable Interest CASH PAYMENT MADE IN JANUARY to employed participants.

The value of the Company's Stock can fluctuate widely as a result of market activity, and over certain periods, the value may decline. The Company does not guarantee the performance or the value of the Common Stock or Stock equivalents or the payment of dividends. In evaluating the Equity Option, consider the Company Match and the length of time your investment in Stock equivalents subjects your deferral to market risks.

The Variable Interest Option will credit interest equivalents on your deferred amounts annually based on the average of the daily close of business prime rates. These equivalents may vary substantially from year to year depending on changes in interest rates. The average prime rates established by Morgan Guaranty Trust Company of New York during recent calendar years are listed below. Historical rates may or may not be indicative of future rates.

     1994  =  7.041%          1996  =  8.271%
     1995  =  8.827%          1997  =  8.435%

BENEFITS UNDER THE DEFERRED COMPENSATION PLAN FOR KEY EMPLOYEES ARE UNFUNDED. IN CONSIDERING THE OPTIONS, YOU SHOULD NOTE THAT YOUR RIGHT TO RECEIVE DISTRIBUTIONS FROM THE PLAN IS THAT OF AN UNSECURED GENERAL CREDITOR OF RALSTON PURINA COMPANY. The Company has set aside funds in a grantor trust to help it meet its benefit obligations under this Plan and certain other plans. This trust is also subject to the claims of creditors. If the Company fails to meet its funding commitments to the trust, an event not presently anticipated to occur, employees will, unless they elect otherwise, be entitled to be paid by the Company the present value of all amounts deferred under the Plan at that time. This provision in no way is intended to alter the status of this Plan as an unfunded plan of deferred compensation.

Consider your deferral participation carefully and consult your personal advisor if you have any questions. Please refer to the enclosed Deferred Compensation Plan for Key Employees Prospectus, dated November 26, 1997 for more details. YOUR ELECTION TO DEFER MAY NOT BE CHANGED FOR ANY REASON.

Enclosures

November  26,  1997  1998  BONUS  DEFERRAL  ELECTION    Attachment  2

Please submit my request as follows with respect to any 1998 annual cash bonus which may be awarded to me by Ralston Purina Company or its affiliates:

CHECK  ONE  BOX  BELOW:

     NO  DEFERRAL       (Check here if you do not wish to defer any portion of
any  1998 annual bonus. Ignore items 1) and 2) and proceed to bottom section.)

     DEFERRAL              (Check here if you wish to defer any portion of any
1998  annual  bonus.    Complete  items  1)  and  2)  and the bottom section.)

     1)          FILL  IN  ONE  BLANK  ONLY:

          Defer                    %    OR

          Defer  all  up  to  $                                  OR

          Defer  all  in  excess  of  $

     2) PLEASE ALLOCATE THE AMOUNT INDICATED IN ITEM 1) ABOVE TO THE FOLLOWING ACCOUNTS:

          [100%  may  go  to  any  account  or  may  be  divided  among them.]

                    %          To  the  EQUITY  ACCOUNT25%  Company  Matched

                    %     To the SHORT-TERM VARIABLE INTEREST ACCOUNT (Payable
in  January  1999)

                    %          To  the  (LONG-TERM)  VARIABLE INTEREST ACCOUNT

               100%          TOTAL
               ===


I  UNDERSTAND  THAT  ANY  DECISION REGARDING ANY 1998 ANNUAL BONUS THAT MAY BE
------------------------------------------------------------------------------
PAID  TO  ME OR DEFERRED FOR FUTURE PAYMENT IS AT THE DISCRETION OF MANAGEMENT
------------------------------------------------------------------------------
AND  THE  HUMAN RESOURCES COMMITTEE.  I FURTHER UNDERSTAND THAT AN ELECTION TO
------------------------------------------------------------------------------
DEFER,  ONCE  MADE,  IS  IRREVOCABLE.
-------------------------------------
1


Social  Security  Number
Signature


Today's  Date
Name  (Type  or  Print)


Division
Department          Location


Home  Street  Address
City          State          Zip

             RETURN TO CORPORATE COMPENSATION - 1A, ST. LOUIS, MO
                       OR RETURN BY FAX TO #314-982-2490
                        NO LATER THAN DECEMBER 31, 1997


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